Exhibit 99.1

Case 18-10518-KG     Doc 1006     Filed 03/29/19     Page 1 of 11

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re: Orexigen Therapeutics, Inc.	Case No. 18-10518 (KG)
Debtor	Reporting Period: February 1, 2019 - February 28, 2019

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Schedule of Disbursements by Debtor Entity	MOR-1a	X
Schedule of Debtor Bank Account Balances	MOR-lb	X
Schedule of Professional Fees and Expenses Paid	MOR-1c	X
Copies of bank statements				Certification Attached
Cash disbursements journals				Certification Attached
Bank reconciliation				Certification Attached
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes				Certification Attached
Copies of IRS Form 6123 or payment receipt				Certification Attached
Copies of tax returns filed during reporting period				Certification Attached
Summary of Unpaid Postpetition Debts
Summary of Unpaid Post Petition Accounts Payables	MOR-4	X
Accounts Receivable Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Thomas P. Lynch	29 MARCH 2019
Signature of Authorized Individual*	Date

Thomas P. Lynch	Chief Administrative Officer, & General Counsel
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

Notes:

The last four digits of Debtor’s federal tax identification number are (8822). The Debtor’s mailing address for purposes of this chapter 11 case is 9171 Towne Centre Drive, Suite 270, San Diego, CA, 92122.

Case 18-10518-KG     Doc 1006     Filed 03/29/19     Page 2 of 11

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re: Orexigen Therapeutics, Inc.	Case No. 18-10518 (KG)
Debtor	Reporting Period: February 1, 2019 - February 28, 2019

CERTIFICATION REGARDING POST-PETITION BANK ACCOUNT

RECONCILIATIONS, CASH DISBURSEMENT JOURNALS AND

COMPLIANCE AND PAYMENT OF POST-PETITION TAXES

I, Thomas Lynch, Chief Administrative Officer & General Counsel, of Orexigen Therapeutics, Inc. (the “Debtor”) hereby certify the following:

1. Attached to MOR-1 is a listing of the Debtor’s bank accounts, by account number, and the opening and closing balances. These accounts are reconciled monthly in accordance with the Debtor’s ordinary course accounting practices and are available to the United States Trustee upon request.

2. Cash disbursement journals are maintained in accordance with the Debtor’s ordinary course accounting practices and are available to the United States Trustee upon request.

3. To the best of my knowledge and belief, the Debtor is current on all post-petition taxes, and no post-petition tax amounts are past due.

/s/ Thomas Lynch	29 MARCH 2019
Thomas Lynch	Date
Chief Administrative Officer & General Counsel

Case 18-10518-KG     Doc 1006     Filed 03/29/19     Page 3 of 11

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re: Orexigen Therapeutics, Inc.	Case No. 18-10518 (KG)
Debtor	Reporting Period: February 1, 2019 - February 28, 2019

Notes to Monthly Operating Report

Debtor in Possession Financial Statements

The financial statements and supplemental information presented in this Monthly Operating Report (“MOR”) have been prepared using the Debtor’s books and records solely to comply with the monthly reporting requirements under the United States Bankruptcy Code and those of the United States Trustee for Region Three.

The financial statements and supplemental information presented herein are unaudited, preliminary in nature, and may not comply with generally accepted accounting principles in the United States of America (“U.S. GAAP”) in all material respects. These preliminary unaudited financial statements and other information represent the Debtor’s good faith attempt to comply with the requirements of the United States Bankruptcy Code and those of the United States Trustee using the resources available. This information is limited in scope to the requirements of this report.

These preliminary unaudited financial statements have not been subject to procedures that would typically be applied to financial information presented in accordance with U.S. GAAP, and upon application of such procedures, the Debtor believes that the financial information could be subject to changes, which could be material. Certain totals may not sum due to rounding.

All related tax implications are not currently reflected in the preliminary unaudited financial statements herein. The financial impact of potential tax and other adjustments on the accompanying preliminary unaudited financial statements cannot be determined at this time.

There may be adjustments to the opening balance sheet as of March 12, 2018 that will impact these accompanying preliminary unaudited financial statements. ASC 805 permits a one-year measurement period in which the opening balance sheet can be adjusted if additional information becomes available.

Liabilities Subject to Compromise

As a result of the commencement of the Debtor’s chapter 11 case, the payment of certain prepetition indebtedness of the Debtor is subject to compromise or other treatment under a plan of reorganization.

Reorganization Items

ASC 852 requires expenses and income directly associated with the Debtor’s chapter 11 cases to be reported separately in the income statement as reorganization items. Reorganization items include expenses related to legal advisory and representation services, and other professional consulting and advisory services. Reorganization costs also include adjustment to record debt at the estimated amount of the claim and an estimate of the loss on sale of assets which is pending a valuation.

Litigation

The Debtor is subject to lawsuits and claims that arise out of its operations in the normal course of business. Prior to the petition date, the Debtor was the defendant to various legal proceedings, described in detail in the most recent publicly filed financial statements, which are stayed during the course of the chapter 11 bankruptcy proceedings.

There are uncertainties inherent in any litigation and appeal and the Debtor cannot predict the outcome. At this time the Debtor is unable to estimate possible losses or ranges of losses that may result from such legal proceedings described in detail in the most recent publicly filed financial statements, and it has not accrued any amounts in connection with such legal proceedings in the financial statements herein, other than attorney’s fees accrued prior to the petition date.

Sale Transaction

On April 23, 2018, the Debtor entered into an asset purchase agreement with Nalpropion Pharmaceuticals, Inc. (the “Buyer”) for the sale of substantially all of its assets through section 363 of the Bankruptcy Code. This transaction was subsequently approved by the Bankruptcy Court on June 28, 2018. On July 27, 2018, the Debtor closed the sale and transferred substantially all of its assets to the Buyer. As part of the sale, the Debtor entered into a transition services agreement for the post-closing period through the effective date of a Plan of Liquidation. On March 6, 2019, the Debtors filed a Plan of Liquidation and the Disclosure Statement was approved on an interim basis on March 27, 2019.

Case 18-10518-KG     Doc 1006    Filed 03/29/19     Page 4 of 11

In re: Orexigen Therapeutics, Inc.	Case No. 18-10518 (KG)
Debtor	Reporting Period: February 1, 2019 - February 28, 2019

MOR - 1

Consolidated Schedule of Cash Receipts and Disbursements (1)

For the Period: February 1, 2019 - February 28, 2019

(Unaudited)

$ USD ‘000s	February 1, 2019 - February 28, 2019	Cumulative Since Filing

Beginning Cash Balance (Book)	$26,471	$21,372

Receipts
Operating Receipts	-	64,084
Miscellaneous Receipts	73	71,481

Total Receipts	73	135,565

Operating Disbursements
Payroll & Benefits / Contractors	(57)	(17,100)
Inventory	-	(4,981)
Manufacturing and Logistics	-	(205)
Gross to Net Disbursements	-	(36,451)
Marketing / Commercial Operations	-	(16,236)
Ordinary Course Professionals	(19)	(1,170)
Rent / Facilities / Equipment	-	(564)
Insurance	(35)	(492)
IT / Utilities	-	(376)
Regulatory and Compliance	-	(675)
Other G&A	(36)	(1,463)

Total Operating Disbursements	(146)	(79,713)

Operating Cash Flow	(73)	55,852

Reorganization Costs

DIP Loan Interest and Fees	-	(44,480)
US Trustee Fees	-	(621)
Restructuring Professional Fees	(471)	(11,388)

Total Reorganization Costs	(471)	(56,489)

Total Disbursements	$(617)	$(136,202)

Lender Professional Fees	(32)	(2,439)

Net Cash Flow	$(575)	$(3,076)

DIP Draw - Cash	-	7,600

Ending Cash Balance (Book)	$25,896	$25,896

Notes:

(1) The Schedule of Cash Receipts and Disbursements is presented on a book basis.

Case 18-10518-KG     Doc 1006    Filed 03/29/19     Page 5 of 11

In re: Orexigen Therapeutics, Inc.	Case No. 18-10518 (KG)
Debtor	Reporting Period: February 1, 2019 - February 28, 2019

MOR - 1a

Schedule of Disbursements by Debtor Entity (1)

For the Period: February 1, 2019 - February 28, 2019

(Unaudited)

$ USD ‘000s Debtor	February 1, 2019 - February 28, 2019	Cumulative Since Filing

Orexigen Therapeutics, Inc.	$648	$138,641

Total	$648	$138,641

 Notes:

 (1) The Schedule of Disbursements is presented on a book basis.

Case 18-10518-KG     Doc 1006    Filed 03/29/19     Page 6 of 11

In re: Orexigen Therapeutics, Inc.	Case No. 18-10518 (KG)
Debtor	Reporting Period: February 1, 2019 - February 28, 2019

MOR - 1b

Schedule of Debtor Bank Account Balances (1)

For the Period: February 1, 2019 - February 28, 2019

(Unaudited)

$ USD ‘000s Debtor	Bank	Last Four Digits Account No.	Account Description	Beginning Balance 2/1/2019	Ending Balance 2/28/2019

Orexigen Therapeutics, Inc.	Silicon Valley Bank	6813	General checking	$-	$-
Orexigen Therapeutics, Inc.	Silicon Valley Bank	1180	Zero-balance lockbox	-	-
Orexigen Therapeutics, Inc.	Silicon Valley Bank	3036	Sweep account	26,624	25,924
Orexigen Therapeutics, Inc.	Silicon Valley Bank	7307	Utility adequate assurance	-	-
Orexigen Therapeutics, Inc.	Silicon Valley Bank	5177	Collateral	100	100

Total Bank Account Balances				$26,724	$26,024

Notes:

(1) The Consolidated Schedule of Cash Receipts and Disbursements (MOR-1) and Schedule of Disbursements by Debtor Entity (MOR-la) represent book balances while MOR-lb represents bank balances. The balances differ primarily due to the bank’s delayed recording of intrabank activity between the general checking and sweep accounts.

Case 18-10518-KG     Doc 1006     Filed 03/29/19     Page 7 of 11

In re: Orexigen Therapeutics, Inc.	Case No. 18-10518 (KG)
Debtor	Reporting Period: February 1, 2019 - February 28, 2019

MOR-1c

Schedule of Professional Fees and Expenses Paid

For the Period: February 1, 2019 - February 28, 2019

(Unaudited)

					Month Ended 2/18/19		Cumulative Since Filing

Payee	Category	Payor	Date	Period Covered	Fees	Expenses	Fees	Expenses

Retained Professionals
Hogan Lovells US LLP	Debtor Counsel	Orexigen Therapeutics, Inc.	2/11/2019 3/12/2018 - 12/31/2018		$89,923	$437	$2,492,836	$33,877
Morris, Nichols, Arsht & Tunnell LLP	Debtor Local Counsel	Orexigen Therapeutics, Inc.	2/11/2019 3/12/2018 - 12/31/2018		32,602	203	807,272	22,295
Ernst & Young, LLP	Debtor Financial Advisor	Orexigen Therapeutics, Inc.	2/11/2019 3/12/2018 - 11/30/2018		49,605	-	2,151,260	202,314
Perella Weinberg Partners	Debtor Investment Banker	Orexigen Therapeutics, Inc.	3/12/2018 - 7/27/2018				3,411,713	3,600
Irell & Manella LLP	Committee Counsel	Orexigen Therapeutics, Inc.	2/11/2019 3/12/2018 - 11/30/2018		179,143	-	895,713	14,874
Berkeley Research Group LLC	Committee Financial Advisor	Orexigen Therapeutics, Inc.	2/11/2019 3/27/2018 - 11/30/2018		60,090	-	308,627	2,869
Elliott Greenleaf, P.C.	Committee Local Counsel	Orexigen Therapeutics, Inc.	2/11/2019 3/27/2018 - 11/30/2018		25,862	-	129,311	598
Kurtzman Carson Consultants LLC	Claims Agent	Orexigen Therapeutics, Inc.	2/11/2019 3/12/2018 - 12/31/2018		19,392	2,241	472,673	170,161
Landis Rath & Cobb LLP	Debtor Conflict Counsel	Orexigen Therapeutics, Inc.	2/11/2019 6/14/2018 - 11/30/2018		11,768	-	193,955	2,191

Other Restructuring Professionals
Wilmington Trust, National Association	DIP Administrative Agent	Orexigen Therapeutics, Inc.	3/12/2018 - 7/31/2018				$51,600	$-
Arnold & Porter Kaye Scholer LLP	DIP Administrative Agent Counsel	Orexigen Therapeutics, Inc.	3/12/2018 - 7/27/2018				131,889	1,034
Quinn Emanuel Urquhart & Sullivan, LLP	DIP Lenders Counsel	Orexigen Therapeutics, Inc.	3/12/2018 - 10/31/2018				1,023,973	19,636
Brown Rudnick LLP	DIP Lender Counsel	Orexigen Therapeutics, Inc.	2/15/2018 - 5/31/2018				147,048	1,497
Whiteford Taylor Preston	DIP Lenders Local Counsel	Orexigen Therapeutics, Inc.	1/24/2019 3/12/2018 - 12/31/2018				237,215	2,141
U.S. Bank, N.A.	Indenture Trustee	Orexigen Therapeutics, Inc.	2/25/2019 3/1/2018 - 1/31/2019		31,954	-	852,559	3,040
Duane Morris	DTP Administrative Agent Secondary Counsel	Orexigen Therapeutics, Inc.	4/10/2018 - 7/27/2018				17,609	-

Total					$500,338	$2,881	$13,325,253	$480,128

Case 18-10518-KG     Doc 1006     Filed 03/29/19     Page 8 of 11

In re: Orexigen Therapeutics, Inc.	Case No. 18-10518 (KG)
Debtor	Reporting Period: February 1, 2019 - February 28, 2019

MOR-2

Statement of Operations

For the Period: February 1, 2019 - February 28, 2019

(Unaudited)

$ USD ‘000s	February 1, 2019 - February 28, 2019	March 12 - February 28, 2019

Net product sales(1)	$-	$28,050
Cost of product sales(1)	-	(6,367)
Operating expenses:
Research and development(1)	-	(2,804)
Selling, general and administrative(1)	(1,446)	(34,835)
Amortization expense of intangible assets	-	(2,987)

Total operating expenses	(1,446)	(40,626)

Loss from operations	(1,446)	(18,944)
Other income/(expense):
Interest income	50	1,021
Refundable tax credit(2)	-	-
Interest expense(1)	-	(63)

Total other income (expenses)	50	958

Net loss	(1,396)	(17,986)
Reorganization expenses(3)	(2,251)	(318,175)

Net gain/(loss)	$(3,647)	$(336,161)

Notes:

(1) On July 27, 2018 the Debtor closed the sale and transferred substantially all of its assets to the Buyer. Activity in these accounts was the result of prior period accruals being trued up.

(2) Refundable tax credit includes refundable alternative minimum tax as created by the Tax Cuts and Jobs Act. As the result of an audit, the income has been reclassed to 2017.

(3) Reorganization expenses include the loss on sale of assets as well as the write up of the notes to the principle balance, the elimination of the debt discount and debt costs related to the 2013 debt. The loss on sale of assets is not final and pending the completion of a valuation of the non-debtor subsidiaries.

Case 18-10518-KG     Doc 1006     Filed 03/29/19     Page 9 of 11

In re: Orexigen Therapeutics, Inc.	Case No. 18-10518 (KG)
Debtor	Reporting Period: February 1, 2019 - February 28, 2019

MOR -3

Balance Sheet

(Unaudited)

	Orexigen Therapeutics, Inc.

$ USD ‘000s	As of March 11, 2018	As of February 28, 2019

Assets
Current assets:
Cash and cash equivalents	$21,372	$25,896
Accounts receivable, net	19,203	-
Inventory	8,857	-
Prepaid expenses and other current assets	6,868	6,585
Intercompany receivable(1)	93,353	-

Total current assets	149,653	32,481
Non-current assets:
Property and equipment, net	543	-
Investment in Subsidiary(1)	19,000	-
Intangible assets	66,566	-
Other long-term assets	588	1,252
Restricted cash	100	100

Total assets	$236,450	$33,833

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable(2)	925	97
DIP loan	-	-
Accrued expenses	3,921	5,044

Total current liabilities:	4,846	5,141

Total liabilities not subject to compromise	4,846	5,141
Total liabilities subject to compromise	110,381	244,658
Series Z preferred stock	3,343	-
Stockholders’ equity (deficit)	117,880	(215,966)

Total liabilities and stockholders’ equity (deficit)	$236,450	$33,833

Notes:

(1) Investment in Subsidiary $19m reclassed frorn Intercompany Receivable at March 11, 2018 to properly align for reporting.

(2) Accounts payable excludes all liabilities assumed by the purchaser under the terms of the Asset Purchase Agreement.

Case 18-10518-KG     Doc 1006     Filed 03/29/19     Page 10 of 11

In re: Orexigen Therapeutics, Inc.	Case No. 18-10518 (KG)
Debtor	Reporting Period: February 1, 2019 - February 28, 019

MOR-4

Summary of Unpaid Post Petition Accounts Payables

As of February 28, 2019

(Unaudited)

$ USD ‘000s

	Number of Days Past Due
Post Petition Accounts Payable Aging	Current	0-30	31-60	61-90	Over 90	Total
Post-Petition Accounts Payable(1)	$97	$-	$ -	$ -	$-	$97

	$97	$-	$ -	$ -	$-	$97

Notes:

(1) The above figures represent post petition trade payables recorded in the Debtors’ subledger.

Case 18-10518-KG     Doc 1006     Filed 03/29/19     Page 11 of 11

In re: Orexigen Therapeutics, Inc.	Case No. 18-10518 (KG)
Debtor	Reporting Period: February 1, 2019 - February 28, 2019

MOR-5

Accounts Receivable Aging

As of February 28, 2019

(Unaudited)

$ USD ‘000s

Accounts Receivable Aging	Current	0-3 Days	31-60 Days	61-90 Days	91 Days+	Total
Accounts Receivable, net	$-	$-	$-	$-	$-	$-

	$-	$-	$-	$-	$-	$-

Debtor Questionnaire

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3.	Have all post petition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5.	Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been
	opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.		X